Exhibit 1
Joint Filing Agreement
     We, the signatories of the statement on schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: October 13, 2009	KKR JP LLC
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Secretary

Dated: October 13, 2009	KKR Millennium Fund L.P.
	By:	KKR Associates Millennium L.P,
	Its:	General Partner

		By:	KKR Millennium GP LLC
		Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for George R. Roberts, Manager

Dated: October 13, 2009	KKR Associates Millennium L.P.
	By:	KKR Millennium GP LLC
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for George R. Roberts, Manager

Page 36 of 40 pages.

Dated: October 13, 2009	KKR Millennium GP LLC
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for Henry R. Kravis, Manager

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-fact for George R. Roberts, Manager

Dated: October 13, 2009	KKR Fund Holdings L.P.
	By:	KKR Fund Holdings GP Limited,
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Director

Dated: October 13, 2009	KKR Fund Holdings GP Limited
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Director

Dated: October 13, 2009	KKR JP III LLC
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Secretary

Dated: October 13, 2009	KKR Partners III, L.P.
	By:	KKR III GP LLC
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Member

Dated: October 13, 2009	KKR III GP LLC
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Member

Page 37 of 40 pages.

Dated: October 13, 2009	KKR Financial Holdings III, LLC
/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen,
	Title:	Authorized Signatory

Dated: October 13, 2009	KKR Financial Holdings LLC
/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen,
	Title:	General Counsel and Secretary

Dated: October 13, 2009	KKR Financial Advisors LLC
/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen,
	Title:	Authorized Signatory

Dated: October 13, 2009	Kohlberg Kravis Roberts & Co. (Fixed Income) LLC
/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen,
	Title:	Authorized Signatory

Dated: October 13, 2009	Kohlberg Kravis Roberts & Co. L.P.
	By:	KKR Management Holdings L.P.
	Its:	General Partner

		By:	KKR Management Holdings Corp.,
		Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Chief Financial Officer

Dated: October 13, 2009	KKR Management Holdings L.P.
	By:	KKR Management Holdings Corp.,
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Chief Financial Officer

Page 38 of 40 pages.

Dated: October 13, 2009	KKR Management Holdings Corp.
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Chief Financial Officer

Dated: October 13, 2009	KKR Group Holdings L.P.
	By:	KKR Group Limited
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Director

Dated: October 13, 2009	KKR Group Limited
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Director

Dated: October 13, 2009	KKR & Co. L.P.
	By:	KKR Management LLC,
	Its:	General Partner

/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Chief Financial Officer

Dated: October 13, 2009	KKR Management LLC
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Chief Financial Officer

Dated: October 13, 2009	Henry R. Kravis
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-Fact

Page 39 of 40 pages.

Dated: October 13, 2009	George R. Roberts
/s/ William J. Janetschek
	Name:	William J. Janetschek,
	Title:	Attorney-in-Fact

Page 40 of 40 pages.